Financial instruments and risk management	12 Months Ended
Mar. 31, 2012
Financial instruments and risk management [Abstract]
Financial instruments and risk management

21. Financial instruments and risk management

In determining the fair value of financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing on each reporting date. Standard market conventions and techniques, such as discounted cash flow analysis and option pricing models, are used to determine the fair value of the Company’s financial instruments, including derivatives. All methods of fair value measurement result in a general approximation of value and such value may never actually be realized.

The fair values of the Company’s cash and cash equivalents, accounts receivable, unbilled revenue, accounts payable and accrued liabilities approximate their carrying amounts due to the relatively short periods to maturity for the instruments.

The fair values of amounts due under the Credit Facilities are based on management estimates which are determined by discounting cash flows required under the instruments at the interest rate currently estimated to be available for instruments with similar terms. Based on these estimates and by using the outstanding balance of $78.8 million at March 31, 2012 and $72.0 million at March 31, 2011 (note 15 (b)), the fair value of amounts due under the Credit Facilities as at March 31, 2012 and March 31, 2011 are not significantly different than their carrying value.

Financial instruments with carrying amounts that differ from their fair values are as follows:

	March 31, 2012		March 31, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Capital lease obligations (i)	$10,701	$10,657	$8,693	$8,658
Series 1 Debentures (ii)	225,000	203,624	225,000	238,651

(i)	The fair values of amounts due under capital leases are based on management estimates which are determined by discounting cash flows required under the instruments at the interest rates currently estimated to be available for instruments with similar terms.
(ii)	The fair value of the Series 1 Debentures is based upon the expected discounted cash flows and the period end market price of similar financial instruments.

a) Fair value measurements

The Company has segregated all financial assets and financial liabilities that are measured at fair value on a recurring basis into the most appropriate level within the fair value hierarchy based on the inputs used to determine the fair value at the measurement date.

The fair values of the Company’s embedded derivatives are based on appropriate price modeling commonly used by market participants to estimate fair value. Such modeling includes option pricing models and discounted cash flow analysis, using observable market based inputs including foreign currency rates, implied volatilities and discount factors to estimate fair value. The Company considers its own credit risk or the credit risk of the counterparty in determining fair value, depending on whether the fair values are in an asset or liability position. Fair value determined using valuation models requires the use of assumptions concerning the amount and timing of future cash flows. Fair value amounts reflect management’s best estimates using external, readily observable, market data such as futures prices, interest rate yield curves, foreign exchange rates and discount rates for time value. It is possible that the assumptions used in establishing fair value amounts will differ from future outcomes and the effect of such variations could be material.

At March 31, 2012, the Company had no financial assets or financial liabilities measured at fair value on a recurring basis which were classified as Level 1 or Level 3 under the fair value hierarchy. Since the Company primarily uses observable inputs of similar instruments and discounted cash flows in its valuation of its derivative financial instruments, these fair value measurements are classified as Level 2 of the fair value hierarchy. Financial assets and liabilities measured at fair value net of accrued interest on a recurring basis, all of which are classified as “Derivative financial instruments” on the Consolidated Balance Sheets are summarized below:

March 31, 2012	Carrying Amount
Embedded price escalation features in certain long term supplier contracts	$9,146
Less: current portion	(3,220)
$5,926

March 31, 2011	Carrying Amount
Embedded price escalation features in a long term customer construction contract	$5,877
Embedded price escalation features in certain long term supplier contracts	5,651
$11,528
Less: current portion	(2,474)
$9,054

On April 8, 2010, the Company settled the cross-currency and interest rate swaps, including accrued interest for a total of $91,125 in conjunction with the settlement of the 8  3/4 % senior notes (note 15 (d)).

The realized and unrealized (gain) loss on derivative financial instruments is comprised as follows:

Year ended March 31,	2012	2011	2010
Realized and unrealized loss on cross-currency and interest rate swaps	$–	$2,111	$64,637
Unrealized (gain) loss on embedded price escalation features in a long term customer construction contract	(5,877)	(604)	6,805
Unrealized loss (gain) on embedded price escalation features in certain long term supplier contracts	3,495	(3,812)	(13,315)
Unrealized gain on early redemption option on 8 3/4% senior notes	–	–	(3,716)
	$(2,382)	$(2,305)	$54,411

Non-financial assets that were measured at fair value on a non-recurring basis as at March 31, 2012 and 2011 in the financial statements are summarized below:

	March 31, 2012		March 31, 2011
	Carrying Amount	Change in Fair Value	Carrying Amount	Change in Fair Value
Assets held for sale	$1,841	$(8,748)	$721	$(141)

Assets held for sale are measured at fair value less cost to sell on a non-recurring basis. For the year ended March 31, 2012, assets held for sale with a carrying amount of $10,589 (2011 – $862) were written down to their fair value less cost to sell of $1,841 (2011 – $721), resulting in a loss of $8,748 (2011 – $141), which was included in depreciation expense in the Consolidated Statements of Operations. The fair value less cost to sell of the assets held for sale is determined internally by analyzing recent auction prices for equipment with similar specifications and hours used, the residual value of the asset and the useful life of the asset. The inputs to estimate the fair value of the assets held for sale are classified under Level 3 of the fair value hierarchy.

b) Risk Management

The Company is exposed to market and credit risks associated with its financial instruments. The Company will from time to time use various financial instruments to reduce market risk exposures from changes in foreign currency exchange rates and interest rates. The Company does not hold or use any derivative instruments for trading or speculative purposes.

Overall, the Company’s Board of Directors has responsibility for the establishment and approval of the Company’s risk management policies. Management performs a risk assessment on a continual basis to help ensure that all significant risks related to the Company and its operations have been reviewed and assessed to reflect changes in market conditions and the Company’s operating activities.

c) Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices such as foreign currency exchange rates and interest rates. The level of market risk to which the Company is exposed at any point in time varies depending on market conditions, expectations of future price or market rate movements and composition of the Company’s financial assets and liabilities held, non-trading physical assets and contract portfolios.

To manage the exposure related to changes in market risk, the Company uses various risk management techniques including the use of derivative instruments. Such instruments may be used to establish a fixed price for a commodity, an interest bearing obligation or a cash flow denominated in a foreign currency.

The sensitivities provided below are hypothetical and should not be considered to be predictive of future performance or indicative of earnings on these contracts.

i) Foreign exchange risk

The Company regularly transacts in foreign currencies when purchasing equipment and spare parts as well as certain general and administrative goods and services. These exposures are generally of a short-term nature and the impact of changes in exchange rates has not been significant in the past. The Company may fix its exposure in either the Canadian Dollar or the US Dollar for these short term transactions, if material.

ii) Interest rate risk

The Company is exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments. Interest expense on borrowings with floating interest rates, including the Company’s Credit Facilities, varies as market interest rates change. At March 31, 2012, the Company held $78.8 million of floating rate debt pertaining to its Credit Facilities (March 31, 2011 – $72.0 million). As at March 31, 2012, holding all other variables constant, a 100 basis point change to interest rates on floating rate debt will result in $0.8 million corresponding change in annual interest expense. This assumes that the amount of floating rate debt remains unchanged from that which was held at March 31, 2012.

The fair value of financial instruments with fixed interest rates, such as the Company’s Series 1 Debentures, fluctuate with changes in market interest rates. However, these fluctuations do not affect earnings, as the Company’s debt is carried at amortized cost and the carrying value does not change as interest rates change.

The Company manages its interest rate risk exposure by using a mix of fixed and variable rate debt and may use derivative instruments to achieve the desired proportion of variable to fixed-rate debt.

d) Credit Risk

Credit risk is the risk that financial loss to the Company may be incurred if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company manages the credit risk associated with its cash by holding its funds with what it believes to be reputable financial institutions. The Company is also exposed to credit risk through its accounts receivable and unbilled revenue. Credit risk for trade and other accounts receivables, and unbilled revenue are managed through established credit monitoring activities.

The Company has a concentration of customers in the oil and gas sector. The concentration risk is mitigated primarily by the customers being large investment grade organizations. The credit worthiness of new customers is subject to review by management through consideration of the type of customer and the size of the contract.

At March 31, 2012 and March 31, 2011, the following customers represented 10% or more of accounts receivable and unbilled revenue:

	March 31, 2012	March 31, 2011
Customer A	31%	40%
Customer B	11%	5%
Customer C	10%	14%
Customer D	3%	12%

The Company reviews its accounts receivable amounts regularly and amounts are written down to their expected realizable value when outstanding amounts are determined not to be fully collectible. This generally occurs when the customer has indicated an inability to pay, the Company is unable to communicate with the customer over an extended period of time, and other methods to obtain payment have been considered and have not been successful. Bad debt expense is charged to project costs in the Consolidated Statements of Operations in the period that the account is determined to be doubtful. Estimates of the allowance for doubtful accounts are determined on a customer-by-customer evaluation of collectability at each reporting date taking into consideration the following factors: the length of time the receivable has been outstanding, specific knowledge of each customer’s financial condition and historical experience.

The Company’s maximum exposure to credit risk for accounts receivable and unbilled revenue is as follows:

	March 31, 2012	March 31, 2011
Trade accounts receivables	$213,051	$127,678
Other receivables	1,078	804
Total accounts receivable	$214,129	$128,482
Unbilled revenue	$86,859	$102,939

On a geographic basis as at March 31, 2012, approximately 95% (March 31, 2011 – 95%) of the balance of trade accounts receivable (before considering the allowance for doubtful accounts) was due from customers based in Western Canada.

Payment terms are generally net 30 days. As at March 31, 2012 and 2011, trade receivables are aged as follows:

	March 31, 2012	March 31, 2011
Not past due	$166,362	$98,626
Past due 1-30 days	27,617	18,911
Past due 31-60 days	8,476	3,444
More than 61 days (including holdbacks of $nil (2011 $nil))	10,596	6,697
Total	$213,051	$127,678

As at March 31, 2012, the Company has recorded an allowance for doubtful accounts of $210 (March 31, 2011 – $30) of which 100% relates to amounts that are more than 61 days past due.

The allowance is an estimate of the March 31, 2012 trade receivable balances that are considered uncollectible. Changes to the allowance are as follows:

Year ended March 31,	2012	2011	2010
Opening balance	$30	$1,691	$2,597
Payments received on provided balances	–	(682)	(846)
Current year allowance	180	518	334
Write-offs	–	(1,497)	(394)
Ending balance	$210	$30	$1,691

Credit risk on derivative financial instruments arises from the possibility that the counterparties to the agreements may default on their respective obligations under the agreements. This credit risk only arises in instances where these agreements have positive fair value for the Company.